UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

August 5, 2009

AB & T FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-53249	26-2588442
(State or other jurisdiction Of incorporation or organization	COMMISSION FILE NUMBER	(I.R.S. Employer Identification No.)

292 West Main Avenue, Gastonia, North Carolina 28054

(Address of Principal Executive Offices) (Zip Code)

(704) 867-5828

(Registrant’s Telephone Number Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On August 5, 2009, AB&T Financial Corporation. issued a press release in which it announced earnings for the six months ended June 30, 2009. The press release is attached hereto as Exhibit 99.1

Item 9.01     Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibit 99.1 Press Release dated August 5, 2009 announcing earnings for the six months ended June 30, 2009

EXHIBIT INDEX

Exhibit No.                                                  Description

99.1          Press Release dated August 5, 2009 announcing earnings for the six months ended June 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 5 , 2009
                                                                                                Alliance Bank & Trust Co.

                                                                                                By:

                                                                                                     Daniel C. Ayscue
                                                                                                     President
                                                                                                     Chief Financial Officer
                                                                                                     (Principal Accounting Officer and officer
                                                                                                      authorized to sign on behalf of registrant)